SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Joseph Feldschuh, MD

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31, 2016

DATE OF REPORTING PERIOD: JANUARY 1, 2016 to JUNE 30, 2016

Item 1. Report to Shareholders

Daxor Corporation

Financial Statements
For the Period Ended
June 30, 2016

ITEM 1

Daxor Corporation

August 29, 2016

Dear Fellow Shareholder:

Daxor Corporation is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the six months ended June 30, 2016. Please review this information carefully.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. The Company is pleased to report that its NAV has climbed by $0.43 per share in the first six months, representing a 6.58% return on investment based upon our starting share price at the beginning of the year. The company has also reduced its $3,845,112 of margin loans payable at December 31, 2015 to $2,176,954 of margin loans payable at June 30, 2016 as part of management’s continued efforts toward improved finance activities.

Daxor has continued its program of increasing operating efficiency and efforts to reinvigorate its marketing and sales efforts. The results of these efforts are also evident in our results from the first six months of this year. Our operating company has significantly reduced costs while our kit sales have held steady, arresting the modest decline from previous reporting periods. Cost savings in overhead have been achieved through measures such as the renegotiation of our headquarters’ lease in the Empire State Building under highly favorable terms to a more compact space, the consolidation of laboratory space to more efficient locations, reduction in headcount, review and renegotiation of vendor and consultant contracts, as well as efficiency in sourcing materials for sale.

While efforts toward efficiency are important, our priority is to invigorate sales of our key product the bva-100 blood volume analyzer, a device with significant and broad potential to improve the quality of care in a number of indications which are major areas of expenditure in our health care system. Toward that end, management has focused on improving the management team driving this effort by adding key executives with industry experience to lead the effort. Matt Vesey, formerly of Becton Dickinson, joined Daxor in the spring of this year to lead the sales effort. Matt has a strong vision of engagement with our clients and the close training and motivation of our field employees, he has already begun to reshape the sales team and make progress with key accounts.

In addition to Matt, the newly created position of Vice President of Business Development was formed. Soren Thompson, a decorated Olympian and graduate of Princeton and Columbia’s business school has been appointed to this role. Soren has experience with international chemical sales and product development and has a passion for challenging and entrepreneurial opportunities. He brings energy and a fresh perspective to the company at both an operational and business development level.

Our senior management team has also had another important addition – Eric P. Coleman has been appointed as Chief Financial Officer as of June of this year. Eric, a Certified Public Accountant, brings years of experience from both the healthcare world where he served as a controller at ILS as well as experience at having served at Lucent and AT&T over the course of his career. Eric’s perspective is one of financial rigor and an emphasis on strategic development and experience of collaboration with larger international companies.

Messrs. Coleman, Vesey, and Thompson are all now working closely with Ms. Quartley, our head of Strategy and Marketing to improve client sales and drive product development in an integrated fashion. Successful team building with coordinated marketing and sales messaging is the key to our improving our efforts going forward, results from the first half of the year are encouraging that this approach is yielding positive results. Management feels strongly that the technology of the company is significantly superior to the current medical practices for detecting blood volume derangements and that with proper physician education and outreach the adoption of our device will grow significantly driven by these new efforts and strategic partnerships that the company is currently exploring.

The Company’s investment policy is to maintain a minimum of 80% of its portfolio in electric utilities. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary or advisable. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio. At June 30, 2016, investments in electric utilities made up 90.24% of the value of the Company’s portfolio. The company has benefited from the benign interest rate environment and dividends which have added to our bottom line, however a strong move in the long end of the yield curve represents a risk to the company’s investment strategy. Although the leverage and size of the portfolio has been reduced sharply over the past 18 months to partially offset this risk, as reflected in the reduction of our margin loan payable by $5.8M and the company has written covered calls on many of its interest-bearing stocks, this risk has not been completely removed.

The Company also engages in the short selling of stock and uncovered calls. When this occurs, the short position is marked to market and this adjustment is recorded as an unrealized gain or loss in the statement of operations. The Company uses historical cost to determine all gains and losses. The fair market value is readily obtainable because all of the Company’s marketable securities are classified as Level 1.

The Company also uses options as follows in order to increase yearly investment income:

a)	The use of “Call” Options. Covered options can be sold up to a maximum of 20% of the value of the portfolio. This provides extra income in addition to dividends received from the Company’s investments. The risk of this strategy is that investments may be called away, which the Company may have preferred to retain. Therefore, a limitation of 20% is placed on the amount of stock on which options can be written. The amount of the portfolio on which options are actually written is usually between 3-10% of the portfolio. The historical turnover of the portfolio is such that the average holding period is in excess of ten years for our securities.
1

b)	The use of “Put” options. Put options are written on stocks which the Company is willing to purchase. While the Company does not have a high rate of turnover in its portfolio, there is some turnover; for example, due to preferred stocks being called back by the issuing Company, or stocks being called away because call options have been written. If the stock does not go below the put exercise price, the Company records the proceeds from the sale as income. If the put is exercised, the cost basis is reduced by the proceeds received from the sale of the put option. There may be occasions where the cost basis of the stock is lower than the market price at the time the option is exercised.
c)	Speculative Short Sales/Short Options. The Company normally limits its speculative transactions to no more than 15% of the value of the portfolio. The Company may sell uncovered calls on certain stocks. If the stock price does not rise to the price of the call, the option is not exercised and the Company records the proceeds from the sale of the call as income. If the call is exercised, the Company will have a short position in the related stock. The Company then has the choice of covering the short position, or selling a put against it. If the put is exercised, then the short position is covered. The Company’s current accounting policy is to mark to market at the end of each quarter any short positions, and include it in the income statement. While the Company may have speculative positions equal to 15% of its accounts, in actual practice the net short stock positions usually account for less than 10% of the assets of the Company.

At June 30, 2016, the Company had net assets of $15,976,009 or $4.17 per share versus net assets of $14,427,532 or $3.74 per share at December 31, 2015. Net assets increased by $1,548,477 during the six months ended June 30, 2016. The Company had dividend income of $273,464, net realized gains from investments of $1,657,710, net realized gains from options of $132,353, and a net change in the unrealized depreciation on investments of $872,589. These amounts were offset by realized losses on the sale of short positions of $(147,877) and a net change to the unrealized depreciation on the Company’s Operating Division of $(881,837).

The Company has benefited from its decision to focus primarily on its operations and reduce its dependence on income from short term stock market investing. This focus has on a more conservative investing style yielded rewards during this reporting period and management plans to continue its scaled-down program, while making the primary focus of the Company its operational division. Because of its investing program the SEC currently classifies Daxor as an investment company and understands why the SEC has required the Company to be designated as such, our primary focus has always been on our operational objectives. The Company anticipates that as income from operations increases that it will, at a future time, request a change back to its previous designation as an operating company and report accordingly.

Blood volume measurement is a fundamental tool for accurate diagnosis and treatment in a variety of medical and surgical conditions such as congestive heart failure, critical care medicine and intensive care unit medicine, hypertension, syncope, pre-operative blood screening for hidden anemia, anemia in cancer patients, kidney failure, and hyponatremia, as well as additional conditions. Despite the fact that blood volume derangements are commonly encountered in these conditions, treatment is based on indirect measurements and clinical signs that are, at best, crude guesstimates of what a patient’s actual blood volume status is. Despite having a unique technology with obvious significant utility that should be in every hospital in the United States, we nevertheless have to drive adoption with a combination of education and research studies skillfully presented by our sales force.

The company in its operational arm has made strong progress in its reorganizational efforts this year. In addition to key executive changes outlined earlier, the company has also seen remarkable research published using the bva-100 device that points to exciting clinical benefits from its use. Dr Wayne Miller of the Mayo clinic published several papers in leading medical journals over the past twelve months showing the importance of measuring blood volume in congestive heart failure patients. Congestive heart failure affects over 5 million Americans and is one of the leading causes of hospitalization and health care spend in our system.

Dr. John Strobeck and Dr. Wayne Miller also presented an interventional retrospective study at the American College of Cardiology in the spring of this year. Their remarkable study on 250 patients showed a reduction in 30 day hospital readmissions of over 52% and a reduction in mortality of 89% in the treatment arm compared to Medicare averages. This landmark result is an outcome that is helping our company gain traction with doctors and has led to significant interest from our user base but is something that has flown under the radar of the investing community.

2

There have been major changes in the administration of healthcare in the United States, particularly with the implementation of the Affordable Care Act (“ACA”). Medicare has instituted a financial penalty policy for conditions such as congestive heart failure when patients are readmitted in 30 days or less. Hospitals are reimbursed on the basis of Diagnostic Reimbursement Guidelines (“DRG’s”.) The hospital is reimbursed a fixed amount for a specific condition such as congestive heart failure regardless of whether the patient is in the hospital for 5 days, 10 days, or 25 days. Previously hospitals had readmission rates as high as 25% within 30 days for congestive heart failure patients. Each readmission resulted in a completely new payment. Under the new Medicare guidelines, hospitals are now financially penalized for these types of readmissions. In the case of congestive heart failure patients who have a death rate of between 35 to 40% within one year after their first admission, the hospitals are in a very difficult financial situation. The BVA-100 offers a remarkable opportunity to hospitals to avoid readmission penalties and the potential for follow-up outpatient treatment utilizing blood volume measurement to optimize outpatient treatment and avoid readmission.

Other important studies utilizing the bva-100 are underway and research is being steadily presented at medical conferences around the country. The strong trend of healthcare is toward individualized care and cost-effectiveness. Our instrument is a non-invasive, inexpensive, and rapid solution to the problem of how to accurately manage the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology and we are working hard to get that message out.

The company also continues to explore the possibility of partnering with another company with the appropriate scientific expertise and financial assets to begin a more aggressive marketing program even as we have our own restructuring underway. Management believes that the potential benefits for an acquiring or partnering company are significant because of our intellectual property as well as technologic superiority of device.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

Acting CEO and President

3

Daxor Corporation

Schedule of Investments

June 30, 2016 (Unaudited)

	Shares	Fair Value
COMMON STOCKS

Banking
First Niagara Financial Group, Inc.	5,000	$174,550

Investment Services
Motors Liquidation Company GUC Trust	100	$1,120

Semi-conductors
Advanced Micro Devices	1,500	$7,710

Utilities
Electric Utilities
Ameren Corp.	2,000	$107,160
American Electric Power Co. Inc.	6,000	420,540
Apple	500	47,800
Avista Corp.	7,000	313,600
Avangrid, Inc.	9,000	414,540
Centerpoint Energy, Inc.	1,000	24,000
Centrus Energy	1	3
CMS	16,000	733,760
DTE Energy Co.	17,000	1,685,040
Duke Energy Corp.	500	42,895
Edison International	5,000	388,350
Entergy Corp.	10,100	821,635
Eversource Energy	20,000	1,198,000
Exelon Corp.	18,300	665,388
Firstenergy Corp.	43,000	1,501,130
Great Plains Energy Inc.	1,500	45,600
British Petroleum (London)	600	21,306
National Grid PLC Shares	7,500	557,475
NISOURCE Inc.	19,000	503,880
Columbia Pipeline Group, Inc.	7,500	191,175
PG & E Corp.	5,000	319,600
Pinnacle West Capital Corp.	3,000	243,180
PNM Resources, Inc.	35,500	1,258,120
Teco Energy, Inc.	2,000	55,280
WEC Energy Group(a)	1,128	73,658
Westar Energy, Inc.	14,500	813,305
XCEL Energy, Inc.	8,000	358,240
		$12,804,660

Natural Gas Utilities United States National Gas	8,125	70,200
Southwest Gas Corp.	1,000	78,710
Spectra Energy Corp.	8,000	293,040
		$441,950

Total Utilities		$13,246,610

Total Common Stock (Cost $4,411,919)		$13,429,990
4

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2016 (Unaudited)

	Shares	Fair Value

Preferred Stocks
Banking
Bank of America Corp., 7.250% Series L	300	385,500
Barclays Bank PLC ADR, 8.125% Series 5 Callable	2,500	64,625
Deutsche Bank Contingent Capital Trust III Preferred, Div 7.60%	10,000	250,900
Goldman Sachs Group, 6.20% Series B Callable	1,000	26,410
Wells Fargo Company, 8.00 % Series J Non-Cumulative	4,000	111,080
		$838,515

Electric Utilities
Duquesne Light Co. Preferred, 3.75% Callable	400	$17,400
Pacific Gas & Electric, 5% Series D	1,000	26,010
Pacific Gas & Electric, 5% Series E	1,100	28,974
Pacific Gas & Electric, 6% Series A	4,200	136,416
Southern California Edison, 4.32% Callable	5,500	137,500
Southern California Edison, 4.78% Callable	2,500	64,750
		$411,050

Total Preferred Stock (Cost $780,333)		$1,249,565

Total Investment in Securities (Cost $5,192,250)		$14,679,555

Investment in Operating Division (Cost $4,113,846)		$3,658,173

Deferred Income Taxes		$0

Receivable from Broker-Restricted Cash		$2,499,705

Other Assets		$0

Total Assets		$20,864,600
Total Liabilities		(4,888,591)
Net Assets		$15,976,009
5

Daxor Corporation
Schedule of Investments (Continued)
June 30, 2016 (Unaudited)

At June 30, 2016, the unrealized appreciation for investment in securities based on cost for federal income tax purposes of $6,423,506 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of fair value over cost, net of tax effect	$6,548,841
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over fair value, net of tax effect	(125,335)
Unrealized appreciation, net of tax effect	$6,423,506

(a)	Non-income producing security

Portfolio Analysis

As of June 30, 2016

Percentage of Net Assets
Common Stock
Banking	1.19%
Investment Services	0.01%
Semi-conductors	0.05%
Electric Utilities	87.23%
Natural Gas Utilities	3.01%
Total Common Stock	91.49%

Preferred Stock
Banking	5.71%
Electric Utilities	2.80%
Total Preferred Stock	8.51%

Total Investment in Securities	100.00%
6

Daxor Corporation
Schedule of Investments (Continued)
June 30, 2016 (Unaudited)

Name of Issuer	Number of Shares in Short Position at June 30,2016	Fair Value of Short Position at June 30, 2016
Securities Sold Short

Intuitive Surgical, Inc.	(500)	(330,705)

Simon Property Group Inc.	(10,000)	(2,169,000)

Total Securities Sold Short		$(2,499,705)

Restricted Cash -		2,499,705

Restricted Cash, Net of Securities Sold Short		$0

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation
Summary of Options
As at June 30, 2016 (Unaudited)

Open Options Written

Call Options Written

DESCRIPTION	NUMBER OF UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE
Advanced Micro Devices	(15)	3.00	7/15/2016	$(3,210)
Apple	(3)	105.00	8/19/2016	(111)
Apple	(5)	110.00	8/19/2016	(55)
Bank of America	(35)	8.00	8/19/2016	(55)
Bank of America	(20)	9.00	11/18/2016	(201)
BP PLC	(15)	36.00	7/15/2016	(750)
BP PLC	(15)	24.00	7/15/2016	(0)
BP PLC	(40)	36.00	7/15/2016	(3,980)
Duke Energy	(35)	55.00	7/15/2016	(0)
Duke Energy	(25)	60.00	7/15/2016	(0)
Duke Energy	(20)	60.00	7/15/2016	(0)
Entergy Corp.	(20)	80.00	9/16/2016	(5,800)
Entergy Corp.	(30)	77.50	9/16/2016	(13,542)
Exelon Corp.	(17)	40.00	10/21/2016	(388)
Exelon Corp.	(25)	28.00	7/15/2016	(1)
Firstenergy Corporation	(25)	31.00	7/15/2016	(873)
Firstenergy Corporation	(25)	37.00	10/21/2016	(873)
Firstenergy Corporation	(35)	35.00	7/15/2016	(1,994)
FirstEnergy Corporation	(35)	35.00	10/21/2016	(4,690)
Firstenergy Corporation	(30)	36.00	7/15/2016	(600)
Firstenergy Corporation	(30)	36.00	7/15/2016	(5)
KB Home	(12)	15.00	7/15/2016	(552)
Lennar Corporation	(8)	50.00	8/19/2016	(296)
Netflix	(5)	120.00	8/19/2016	(150)
Newmont Mining Corp.	(20)	17.00	1/20/2017	(231)
Newmont Mining Corp.	(50)	17.00	9/16/2016	(32)
PNM Resources Inc.	(20)	25.00	8/19/2016	(500)
PNM Resources Inc.	(20)	25.00	11/18/2016	(39)
Polo Ralph Lauren	(20)	125.00	7/15/2016	(300)
Polo Ralph Lauren	(20)	130.00	7/15/2016	(0)
Polo Ralph Lauren	(4)	120.00	8/19/2016	(60)
Polo Ralph Lauren	(30)	130.00	10/21/2016	(166)
Polo Ralph Lauren	(20)	125.00	10/21/2016	(300)
Tesla Motors Inc.	(4)	250.00	9/16/2016	(1,583)
Tesla Motors Inc.	(5)	255.00	9/16/2016	(1,640)
Tesla Motors Inc.	(5)	245.00	7/15/2016	(140)
Tesla Motors Inc.	(5)	250.00	7/15/2016	(95)
Tesla Motors Inc.	(5)	245.00	8/19/2016	(1,650)
Tesla Motors Inc.	(5)	250.00	8/19/2016	(1,295)
Tesla Motors Inc.	(5)	255.00	8/19/2016	(1,035)
Tesla Motors Inc.	(5)	260.00	8/19/2016	(838)
Tesla Motors Inc.	(5)	260.00	9/16/2016	(1,405)
Tesla Motors Inc.	(5)	255.00	7/15/2016	(45)
Tesla Motors Inc.	(5)	260.00	7/15/2016	(43)
Total Call Options Written				$(49,521)
8

Daxor Corporation

Summary of Options (Continued)

As at June 30, 2016 (Unaudited)

DESCRIPTION	UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE
Bank of America	(40)	13.00	7/15/2016	(880)
Bank of America	(15)	14.00	7/15/2016	(1,229)
Bank of America	(25)	15.00	7/15/2016	(4,388)
Bank of America	(25)	12.00	8/19/2016	(513)
Bank of America	(30)	13.00	8/19/2016	(1,454)
Bank of America	(35)	8.00	8/19/2016	(55)
Bank of America	(40)	12.00	9/16/2016	(1,320)
Bank of America	(25)	8.00	9/16/2016	(50)
Bank of America	(30)	11.00	9/16/2016	(464)
Bank of America	(35)	12.00	9/16/2016	(1,116)
Bank of America	(25)	13.00	9/16/2016	(1,602)
Bank of America	(25)	10.00	11/18/2016	(332)
Bank of America	(25)	8.00	11/18/2016	(150)
Bank of America	(20)	10.00	11/18/2016	(351)
Bank of America	(20)	9.00	11/18/2016	(201)
Bank of America	(40)	10.00	1/20/2017	(1,160)
Bank of America	(25)	8.00	1/20/2017	(275)
Bank of America	(30)	11.00	1/20/2017	(1,395)
BP PLC	(25)	25.00	7/15/2016	(1,125)
BP PLC	(63)	36.00	7/15/2016	(6,269)
BP PLC	(30)	26.00	7/15/2016	(7)
BP PLC	(15)	24.00	7/15/2016	(0)
BP PLC	(25)	27.00	7/15/2016	(25)
BP PLC	(40)	36.00	7/15/2016	(3,980)
BP PLC	(35)	25.00	9/15/2016	(394)
BP PLC	(30)	24.00	9/16/2016	(255)
BP PLC	(45)	25.00	10/21/2016	(788)
BP PLC	(20)	28.00	10/21/2016	(690)
BP PLC	(50)	35.00	10/21/2016	(10,100)
BP PLC	(25)	24.00	10/21/2016	(350)
Columbia Pipeline Group	(25)	20.00	10/21/2016	(0)
Duke Energy	(25)	60.00	7/15/2016	(0)
Duke Energy	(20)	60.00	7/15/2016	(0)
Duke Energy	(35)	55.00	7/15/2016	(0)
Duke Energy	(25)	65.00	7/15/2016	(125)
Duke Energy	(25)	70.00	8/19/2016	(375)
Duke Energy	(30)	65.00	10/21/2016	(750)
Duke Energy	(25)	60.00	10/21/2016	(672)
Duke Energy	(35)	55.00	10/21/2016	(410)
Duke Energy	(16)	60.00	10/21/2016	(672)
Duke Energy	(18)	55.00	10/21/2016	(180)
Duke Energy	(20)	50.00	1/20/2017	(400)
Duke Energy	(20)	55.00	1/20/2017	(596)
Entergy Corp.	(25)	50.00	9/16/2016	(1,000)
Entergy Corp.	(10)	60.00	9/16/2016	(288)
Entergy Corp.	(45)	60.00	9/16/2016	(1,250)
Entergy Corp.	(20)	65.00	9/16/2016	(650)
Entergy Corp.	(25)	60.00	12/16/2016	(1,184)
Exelon Corp.	(25)	28.00	7/15/2016	(1)
9

Daxor Corporation

Summary of Options (Continued)

As at June 30, 2016 (Unaudited)

DESCRIPTION	UNITS	STRIKE PRICE	EXPIRATION DATE	FAIR VALUE
Exelon Corp.	(20)	28.00	10/21/2016	(350)
Firstenergy Corporation	(30)	30.00	7/15/2016	(150)
Firstenergy Corporation	(25)	31.00	7/15/2016	(873)
Firstenergy Corporation	(30)	29.00	7/15/2016	(5)
Firstenergy Corporation	(25)	27.00	1/20/2017	(1,343)
Firstenergy Corporation	(15)	26.00	1/20/2017	(750)
General Electric	(15)	26.00	8/19/2016	(83)
General Electric	(30)	23.00	1/20/2017	(840)
Intuitive Surgical	(5)	500.00	7/15/2016	(475)
National Grid PLC	(15)	60.00	9/16/2016	(1,350)
National Grid PLC	(20)	60.00	12/16/2016	(1,907)
Newmont Mining Corp.	(40)	22.00	7/15/2016	(0)
Newmont Mining Corp.	(30)	24.00	7/15/2016	(90)
Newmont Mining Corp.	(20)	26.00	8/19/2016	(100)
Newmont Mining Corp.	(20)	21.00	9/16/2016	(60)
Newmont Mining Corp.	(30)	23.00	9/16/2016	(165)
Newmont Mining Corp.	(35)	24.00	9/16/2016	(315)
Newmont Mining Corp.	(40)	21.00	9/16/2016	(157)
Newmont Mining Corp.	(45)	22.00	9/16/2016	(220)
Newmont Mining Corp.	(35)	15.00	9/16/2016	(5)
Newmont Mining Corp.	(35)	16.00	9/16/2016	(11)
Newmont Mining Corp.	(50)	17.00	9/16/2016	(32)
Newmont Mining Corp.	(40)	18.00	12/16/2016	(380)
Newmont Mining Corp.	(35)	19.00	12/16/2016	(403)
Newmont Mining Corp.	(35)	20.00	12/16/2016	(525)
Newmont Mining Corp.	(30)	21.00	12/16/2016	(585)
Newmont Mining Corp.	(35)	18.00	1/20/2017	(490)
Newmont Mining Corp.	(40)	20.00	1/20/2017	(920)
Newmont Mining Corp.	(20)	15.00	1/20/2017	(149)
Newmont Mining Corp.	(20)	17.00	1/20/2017	(231)
Newmont Mining Corp.	(30)	18.00	1/20/2017	(420)
PNM Resources Inc.	(20)	25.00	8/19/2016	(500)
PNM Resources Inc.	(20)	25.00	11/18/2016	(39)
Simon Property Group	(20)	170.00	7/15/2016	(600)
Simon Property Group	(10)	160.00	7/15/2016	(61)
Simon Property Group	(30)	170.00	7/15/2016	(236)
Simon Property Group	(10)	160.00	8/19/2016	(430)
Simon Property Group	(30)	180.00	8/19/2016	(2,430)
Simon Property Group	(10)	180.00	8/19/2016	(811)
Tesla Motors Inc.	(4)	170.00	7/15/2016	(849)

Total Put Options Written				$(69,206)

Total Call and Put Options Written- (Premium Received)				$(118,727)

Margin loans payable				$(2,176,954)

Securities borrowed at fair value				$(2,499,705)

Other Liabilities				$(93,205)

TOTAL LIABILITIES				$(4,888,591)
10

Daxor Corporation
 Statement of Assets and Liabilities
June 30, 2016 (Unaudited)

Assets:
Investments in securities at fair value, (cost of $5,192,250)	$14,679,555
Investment in operating division at fair value, (cost of $4,113,846)	3,658,173
Receivables from Broker:
Restricted cash	2,499,705
Dividends	22,750
Prepaid taxes	4,417
Total Assets	20,864,600
Liabilities:
Margin loans payable	2,176,954
Call and put options	118,727
Securities borrowed at fair value	2,499,705
Income taxes payable	34,000
Accounts payable and accrued expenses	59,205
Total Liabilities	4,888,591

Net Assets	$15,976,009

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,825,988 shares outstanding of $0.01 par value capital stock outstanding)	$4.17
Net Assets consist of:
Capital paid in	$10,753,522
Undistributed net investment income	13,195,180
Unrealized appreciation on investments	6,423,506
Treasury Stock	(14,396,199)
Net Assets	$15,976,009

  The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation
Statement of Operations
For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income	$273,464

Expenses:
Investment administrative charges	128,062
Professional fees	59,480
Transfer agent fees	30,220
Interest	15,582
Total Expenses	233,344

Net Investment Income	40,120

Realized and Unrealized Gain on Investments and Other items
Net realized gain from investments	1,657,710
Net realized gain from options	132,353
Net realized loss from short sales	(147,877)
Net change in unrealized depreciation on investments	872,589
Net change in unrealized depreciation on operating division	(881,837)
Net Realized and Unrealized losses on investments and other items	1,632,938

Income Tax Expense	(29,347)

Net Increase in Net Assets Resulting From Operations	$1,643,711

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation
Statement of Changes in Net Assets

For the Six Months Ended June 30, 2016 and the Year Ended December 31, 2015

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Decrease in Net Assets from Investments
Net investment income	$40,120	$450,520
Net realized gain from investments in securities	1,657,710	12,268,050
Net realized gain (loss) from options	132,353	1,004,791
Net realized loss from short sales	(147,877)	(4,909,297)
Net change in unrealized depreciation on investments	872,589	(13,217,617)
Net change in unrealized depreciation on operating division	(881,837)	(3,477,122)
Income tax (expense) benefit	(29,347)	(1,265,675)
Net Increase (Decrease) in Net Assets Resulting From Investments	1,643,711	(9,146,350)

Capital Share Transactions:
Cost of treasury stock purchased	(99,512)	(860,286)
Increase in net assets resulting from stock-based compensation expense	4,278	7,535
Net Decrease in Net Assets Resulting From Capital Share Transactions	(95,234)	(852,751)

Distributions to shareholders from:
Payments from net investment income	0	(154,102)
Total Net Increase (Decrease) in Net Assets	1,548,477	(10,153,203)

Net Assets:

Beginning of Period	14,427,532	24,580,735

End of Period (including undistributed net investment income of $13,195,180 in 2016 and $10,242,608 in 2015 included in net assets)	$15,976,009	$14,427,532

The accompanying notes are an integral part of these financial statements.

13

Daxor Corporation
Statement of Cash Flows
For the Six Months Ended June 30, 2016 (Unaudited)

Cash flows from operating activities:
Net Decrease in Net Assets Resulting From Operations	$1,643,711
Net realized gain from investments	1,657,710
Net realized gain from options	132,353
Net realized loss from short sales	(147,877)
Net change in unrealized depreciation on investments	872,589
Investment in/purchases of operating division	(1,018,196)
Net change in unrealized depreciation on operating division	(881,837)
Purchase of call and put options	(176,315)
Sale of call and put options	577,867
Purchases of securities	(132,720)
Proceeds from sales of securities	3,001,910
Increase in restricted cash	44,110
Decrease in dividends receivable	10,633
Increase in prepaid taxes	23,754
Increase in accounts payable	50,066
Increase in income taxes payable	0
Increase in securities borrowed at fair value	51,365
Stock based compensation expense	4,278
Deferred income tax expense	0
Net cash provided by operating activities	5,713,401

Cash provided by financing activities
Proceeds from margin loan payable	7,481,071
Repayment of margin loan payable	(1,668,158)
Purchase of treasury stock	(99,512)
Net cash used in financing activities	5,713,401

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:

Income taxes	$29,347

Interest on margin loans payable	$15,337

Interest on short sales of equities	$160

  The accompanying notes are an integral part of these financial statements.

14

Daxor Corporation
Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 1-212-330-8500.

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Net Asset Value Per Share, Beginning of Period	$3.74	$6.16

Loss from operations:
Net investment income	.01	0.11
Income tax (expense) benefit	(.01)	(0.32)
Net realized and unrealized (loss) from investments	.43	(2.12)
Other	0	(0.05)
Total from Investment Operations	.43	(2.38)
Less:
Payments to shareholders from net investment income	0	(0.04)

Increase (Decrease) in Net Asset Value Per Share	.43	(2.42)

Net Asset Value Per Share, End of Period	$4.17	$3.74

Total Investment Return	6.58%	11.76%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$15,976	$14,427

Ratio of total expenses to average net assets	1.53%	3.06%

Ratio of net investment income before income taxes to average net assets	.26%	2.31%

Ratio of net investment (loss) income to average net assets	.07%	(4.18%)

The accompanying notes are an integral part of these financial statements.

15

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

16

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

2. Significant Accounting Policies-(continued)

Restricted Cash

The restricted cash is the net value of the following items:

o	Amounts received on the short sale of equities
o	Amounts paid to cover short positions in equities.
o	Net credits and charges to mark short positions to market.
o	Dividends charged on short positions in equities.

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statements of financial condition at estimated fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

Net investment and net realized gains are not distributed, but rather are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve. The Company may at its discretion pay dividends to shareholders.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

17

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

3. Investments and related risks

The following tables summarize the inputs used as of June 30, 2016 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2016, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,429,990	$—	$—	$13,429,990
Preferred Stocks	1,249,565	—	—	1,249,565
Investment in Operating Division	—	—	3,658,173	3,658,173
Total	$14,679,555	$—	$3,658,173	$18,337,728

Liabilities	Level 1	Level 2	Level 3	Total
Margin Loans	$2,176,954	$—	$—	$2,176,954
Call and Put Options	$118,727	$—	$—	$118,727

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the six months ended June 30, 2016:

Balance at June 30, 2016
Balance, January 1, 2016	$3,521,814
Investment in/Loan to Operating Division	1,018,196
Unrealized Loss on Operating Division	(881,837)
Balance June 30, 2016	$3,658,173

The Company’s Level 3 assets consist of its investment in its Operating Division. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations.

The Company has determined that the fair value of the Operating Division approximates the net book value of certain property and equipment, reduced by the remaining mortgage balance. The property and equipment consist of land, buildings and laboratory equipment located in Oak Ridge, Tennessee which has been appraised on January 2015 in an amount that approximates the net book value of such assets.

18

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

4. Derivative Instruments

The Company writes call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

5. Income Taxes

The Company accrues income taxes in interim periods based upon it estimated annual effective tax rate.

The net income tax benefit for the six months ended June 30, 2016 is comprised of the following:

State and Local Franchise Taxes	$29,347
Other	0
Total current income tax expense	29,347
Deferred income tax expense	0
Net income tax expense	$29,347
19

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

5. Income Taxes-(continued)

The Company is currently undergoing two audits. Certain allocation percentages are being audited by the New York City Department of Finance and The New York State Department of Finance for the years ended December 31, 2012 and 2013. Since neither audit has been completed, the Company cannot determine if any additional taxes, interest and penalties will be assessed.

Since the Company does not distribute all of its net investment income, it may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Company is not held to be a mere holding or investment company.

Provided the Company manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Company should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

6. Deferred Income Taxes

The value of deferred income taxes was last computed in June of 2015 and a determination was made by management to write this asset down to a 0 value until operational performance can justify the revaluation of this asset. Below are the last results from differences in the recognition of gains and losses on marketable securities; stock options and mark to market on short positions, as well as carry forwards of the Company’s net operating losses of $10,544,366, net capital losses of $8,745,575 and tax credits of $1,090,700 for tax purposes when computed in the past.

The deferred income tax asset at June 30, 2015 was computed at the federal statutory rate of 35% and comprised of the following:

Deferred Tax Asset:

Fair value adjustment for available-for-sale securities	$(4,093,949)
Unrealized losses on short positions	311,516
Net Operating Loss-carry forward	3,690,528
Net Capital Loss-carry forward	3,060,951
Tax Credits carried forward	1,090,700
Others	(85,063)
Writedown of asset value	3,974,683
$0

7. Related Party Transactions

The Company reported $128,062 of investment administrative charges on the Statement of Operations for the six months Ended June 30, 2016. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company.

8. Margin Loans

The Company has total margin loans payable at June 30, 2016 of $2,176,954. These loans are secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the six months ended June 30, 2016 was $15,337. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the six months ended June 30, 2016:

Balance at 06/30/16	Weighted average interest rate at 06/30/16	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$2,176,954	1.28%	$2,275,868	$2,043,657	1.28%

20

Daxor Corporation
Notes to Financial Statements

June 30, 2016 (Unaudited)

9. Capital Stock

At June 30, 2016, there were 10,000,000 shares of $0.01 par value capital stock authorized. During the six months ended June 30, 2016, the Company repurchased 12,355 shares at a total cost of $99,512. During the year ended December 31, 2015, the Company repurchased 138,418 shares at a total cost of $860,286.The stock is purchased as funds are available and if the stock is trading at a price which management feels is undervalued. This is usually when the market capitalization of the Company is less than the net value of its assets.

10. Recently Issued Accounting Pronouncement

In January 2015, the Financial Accounting Standards Board (the “FASB”) issued ASU 2015-01, “Income Statement – Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items” (“ASU 2015-01”). ASU 2015-01 eliminates the concept of an extraordinary item from accounting principles generally accepted in the United States of America. As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently. ASU 2015-01 becomes effective for interim and annual periods beginning on or after December 15, 2015. Early adoption is permitted. The Company is currently evaluating the effects of Adopting ASU 2015-01 on its consolidated financial statements but the adoption is not expected to have a significant impact on the Company’s consolidated financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

11. Fees Payable to Directors

There are no fees payable to members of the Board of Directors at June 30, 2016.

12. Subsequent Events

The Company has evaluated subsequent events through the date of the filing.

21

Daxor Corporation
Supplemental Data

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 1-212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 6 month period ended June 30, 2015 (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for March 31, 2015, reporting portfolio securities held by the Company, is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

22

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

23

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” director is an officer and director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 4740, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships
Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships
Edward Feuer	Partner, Feuer & Orlando, LLP
June 15, 1955	No Directorships
2016

Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 1974	Chairman of the Board of Directors and President of Daxor Corporation. No Directorships
Michael Feldschuh November 6, 1969 2013	Acting President and CEO of Daxor Corporation No Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Joseph Feldschuh, M.D. June 10, 1935 Chairman of the Board of Directors and President	See Above
Eric P. Coleman August 24, 1965 Chief Financial Officer	Chief Financial Officer of Daxor Corporation, appointed June 6, 2016. No Directorships

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-212-330-8500.

24

Daxor Corporation

June 30, 2016

ITEM 2. CODE OF ETHICS

Not applicable-only effective for annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable-only effective for annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable - only effective for annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable - only effective for annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Since Daxor does not have a portfolio manager, the Chief Executive Officer of the Company manages Daxor’s portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our Annual Meeting of Stockholders was held on June 22, 2016.

The individuals named below were elected as directors, each to serve until the next Annual Meeting or until his successor is duly elected and qualified. Shares voted were as follows:

Name of Director	For	Withheld	Broker Non-Votes
Joseph Feldschuh, M.D.	3,052,078	136,697	811,038
Michael Feldschuh	3,051,380	137,395	811,038
Edward Feuer	3,172,794	15,981	811,038
James A. Lombard	3,185,882	2,893	811,038
Martin S. Wolpoff	3,185,882	2,893	811,038
Bernhard Saxe, Esq.	3,185,882	2,893	811,038

25

Daxor Corporation

June 30, 2016

At such meeting, the stockholders approved Proposal 2, ratifying the approval of Rotenberg, Meril Solomon Bertiger & Guttilla PC as our independent registered accounting firm. The votes for Proposal 2 were as follows:

For	Against	Abstain
3,185,583	1,867	1,325

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

26

Daxor Corporation

June 30, 2016

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Eric P. Coleman was appointed Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, Chief Compliance Officer on June 6, 2016. His appointment has not materially affected or is likely to reasonably affect significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

27

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Michael Feldschuh
Name: Michael Feldschuh
Title: Acting Chief Executive Officer and President

Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric P. Coleman
Name: Eric P. Coleman
Title: Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer/Chief Compliance Officer)

Date: August 29, 2016

28